The accumulated balances are as follows: (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Schedule Of Accumulated Losses
Cash flow hedge effects, net of deferred taxes	$ 1,487	$ 49	$ 1
Currency translation on foreign entities	(110,936)	(97,081)	(46,981)
Changes in fair value - financial instruments at FVTOCI, net of deferred taxes	1,741
Own credit adjustment effects	(1,519)	(468)	(249)
Total	$ (109,227)	$ (97,500)	$ (47,229)